Exhibit 10.1

Supplemental Agreement No. 25

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into this      day of August, 2011, (SA-25) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (the Purchase Agreement) (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement); and

WHEREAS, Customer has provided notice to exercise as a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Customer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents” attached hereto and identified with an “SA-25” legend, is substituted in lieu thereof to reflect the changes made by this SA-25.

P.A. No. 1980	i	SA-25

BOEING PROPRIETARY

2.	Table 1-7:

Table 1-7 entitled 777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and a revised Table 1-7, attached hereto, is substituted in lieu thereof to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Supplemental Exhibit BFE1-2:

Supplemental Exhibit BFE1-2 entitled Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft is deleted in its entirety and a revised BFE1-2, attached hereto, is substituted in lieu thereof to set forth the preliminary BFE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Letter Agreement No. 6-1162-AKP-110R3:

Attachment C entitled Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and a revised Attachment C, attached hereto, is substituted in lieu thereof [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] via this SA-25.

Attachment B entitled Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and a revised Attachment B, attached hereto, is substituted in lieu thereof [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] via this SA-25.

Nothing in this SA-25 precludes Customer from hereafter exercising its Substitution Right in accordance with Paragraph 5 of Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights.

5.	Letter Agreement No. AAL-PA-1980-LA-04205R2:

Letter Agreement No. AAL-PA-1980-LA-04205R2 entitled Aircraft Performance Guarantees – 777-323ER is deleted in its entirety and a revised Letter Agreement No. AAL-PA-1980-LA-04205R3, attached hereto, is substituted in lieu thereof to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE

P.A. No. 1980	ii	SA-25

BOEING PROPRIETARY

COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which are being exercised via this SA-25, in addition to all Aircraft set forth in Table 1-7, which were exercised via Supplemental Agreement Numbers 22, 23, and 24.

6.	Letter Agreement No. AAL-PA-1980-1105629:

Letter Agreement No. AAL-PA-1980-1105629 entitled Advance Payments and Permitted Transactions, attached hereto, is added to the Purchase Agreement to set forth, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement No. 25, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

By:	By:

Name:	Name:

Its:	Attorney-In-Fact	Its:

P.A. No. 1980	iii	SA-25

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20
2.	Delivery Schedule	1, SA-20
3.	Price	1, SA-20
4.	Payment	2, SA-20
5.	Miscellaneous	2, SA-20

TABLE	SA NUMBER
1.

777-200ER Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

Original Purchase Agreement, SA-3, SA-17 & SA-18

1-1.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year

SA-1

P.A. No. 1980	SA-25

Table of Contents, Page i	BOEING PROPRIETARY

1-2.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year

SA-2 & SA-6

1-3.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-5, SA-6 & SA-9

P.A. No. 1980	SA-25

Table of Contents, Page ii	BOEING PROPRIETARY

1-5.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-10, SA-11, SA-12 & SA-15

1-6.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-13

1-7.

777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Base Year

SA-25

P.A. No. 1980	SA-25

Table of Contents, Page iii	BOEING PROPRIETARY

TABLE	SA NUMBER
2.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-15 & SA-16

3.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-15 & SA-16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration – 777-323ER	SA-20
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20

P.A. No. 1980	SA-25

Table of Contents, Page iv	BOEING PROPRIETARY

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables - 777-323ER	SA-25
CS1.	Customer Support Variables
CS1-2	Customer Support Variables - 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1-BR1.	Engine Escalation and Engine Warranty	SA-15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

P.A. No. 1980	SA-25

Table of Contents, Page v	BOEING PROPRIETARY

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
6-1162-AKP-071R1	Purchase Obligations	PA3219
6-1162-AKP-072R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219
6-1162-AKP-109R3	Business Considerations	SA-20
6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-25
Attachment C	Information Regarding QADP Rights	SA-25
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6-1162-AKP-111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R3	Aircraft Performance Guarantees – 777-323ER	SA-25
6-1162-AKP-112	Spares Matters
6-1162-AKP-113	Model 777 Miscellaneous Commitments
6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20
6-1162-AKP-115	Component and System Reliability Commitments
6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines
6-1162-AKP-117	Delivery Schedule
6-1162-AKP-118R2	Confidentiality	SA-20
6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6

P.A. No. 1980	SA-25

Table of Contents, Page vi	BOEING PROPRIETARY

AAL-PA-1980-LA-1003536R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980	SA-25

Table of Contents, Page vii	BOEING PROPRIETARY

Table 1-7

777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-01980
SA-20 APR 55725
SA-22, SA-23, SA-24, SA 25 APR 56305	Boeing Proprietary	SA-25

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

American Airlines, Inc.

Supplemental Exhibit BFE1-2

to Purchase Agreement Number 1980

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-323ER AIRCRAFT

This Supplemental Exhibit BFE1-2 contains supplier selection dates, on-dock dates and other requirements applicable to the Model 777-323ER aircraft (Aircraft).

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	N/A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	***

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
***	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

2.	On-dock Dates and Other Information.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Preliminary On-Dock Dates
	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2012 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2012 Aircraft

Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material

Item	Preliminary On-Dock Dates
	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2013 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2013 Aircraft

Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2013 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2013 Aircraft

Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material

Item	Preliminary On-Dock Dates
	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2013 Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2013 Aircraft

Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

3.	Additional Delivery Requirements - Import.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	BFE1-2	SA-25

BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding MADP Rights

[CONFIDENTIAL PORTION OMITTED AND

FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 25	Page 1 of 1

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

[CONFIDENTIAL PORTION OMITTED AND

FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 25	Page 1 of 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1980-LA-04205R3

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Aircraft Performance Guarantees – 777-323ER

Reference:	Purchase Agreement No. PA-1980 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 777-323ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

For the Aircraft set forth in Table 1-7, which are exercised via Supplemental Agreements No. 22, 23, 24, and 25, Boeing agrees to provide Customer with the guarantees set forth in Attachment A hereto. These guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1980-LA-04205R2	SA-25
Performance Guarantees – 777-323ER	Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

American Airlines, Inc.

By

Its

AAL-PA-1980-LA-04205R2	SA-25
Performance Guarantees – 777-323ER	Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1980-LA-1105629

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Advance Payments and Permitted Transactions

Reference:	Purchase Agreement No. 1980 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 777 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Advance Payments for Aircraft.

Notwithstanding Article 4.2 of the Purchase Agreement and any tables to the Purchase Agreement that set forth Boeing’s standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Advance Payment Schedule for exercised Rights Aircraft (“the Standard Advance Payment Schedule”), Boeing and Customer agree that the Advance Payment Schedule [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby amended as follows:

1.1	Customer will make Advance Payments to Boeing in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each Aircraft and will do so as follows (the “Modified Advance Payment Schedule”): (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	SA-25
Advance Payments and Permitted Transactions	Page 1

BOEING PROPRIETARY

1.2	Notwithstanding Section 1.3 of Letter Agreement No. 6-1162-AKP-070 entitled Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft, Customer will pay Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.5	Attachment A hereto sets forth the calculation of the revised Advanced Payments due as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Permitted Transactions.

Notwithstanding Article 9.2 of the AGTA, Boeing agrees that Customer may from time to time prior to delivery of any Aircraft enter into arrangements and agreements with lenders, lessors or other parties (whose business includes, but may not be limited to, the financing of aircraft) for the purpose of (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (an “Advance Payment Facility”) and/or (b) consummating [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to which the right to purchase an Aircraft, and the corresponding obligation to make Advance Payments with respect thereto, are conveyed to such a party [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and, together with an Advance Payment Facility, the “Permitted Transactions”).

For the purpose of securing an Advance Payment Facility and notwithstanding the provisions of the Security Agreement between Boeing and Customer dated as of October 16, 2002, as may be subsequently amended or revised, Customer may [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including the right to purchase an Aircraft provided that Customer and Customer’s financiers accept Boeing’s customary terms and conditions for consenting

P.A. No. 1980	SA-25
Advance Payments and Permitted Transactions	Page 2

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including, but not limited to, the following:

(i)	if Customer’s financier gives notice that it intends to exercise its [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing shall have the right to assume those rights with respect to such Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and received and retained by Boeing with respect to that Aircraft (Manufacturer’s Option);

(ii)	Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer;

(iii)	Boeing shall not be subject to any additional liability as a result of the pledge of security which Boeing would not otherwise be subject to under the Purchase Agreement;

(iv)	the pledge of security shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

(v)

In lieu of the concessions granted to Customer under the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] In calculating the amount payable by the financier for an Aircraft, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and this irrespective of whether the [CONFIDENTIAL PORTION OMITTED

P.A. No. 1980	SA-25
Advance Payments and Permitted Transactions	Page 3

BOEING PROPRIETARY

AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To assist Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer may execute [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Any such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to the conditions that (i) it shall not subject Boeing to any liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement and (ii) no such assignment will require Boeing to divest itself of title to or possession of the aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Purchase Agreement in connection with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is contingent upon Boeing’s consent, which shall not be unreasonably withheld or delayed. Boeing agrees to cooperate in good faith with Customer and to take such actions as may be reasonably requested by Customer to facilitate Permitted Transactions. Notwithstanding Paragraph 1.1 above, Advance Payments in respect of any Aircraft that is subjected to a Permitted Transaction will be made in accordance with the Standard Advance Payment Schedule. Advance Payments for all Aircraft that are not subject to Permitted Transactions will be made in accordance with Paragraph 1 above.

For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

3.	Confidential Treatment.

Customer and Boeing understand certain commercial and financial information contained in this Letter Agreement is considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and

P.A. No. 1980	SA-25
Advance Payments and Permitted Transactions	Page 4

BOEING PROPRIETARY

the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2011

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 1980	SA-25
Advance Payments and Permitted Transactions	Page 5

BOEING PROPRIETARY

Attachment A

to

AAL-PA-1980-LA-1105629

entitled

Advance Payments and Permitted Transactions

[CONFIDENTIAL PORTION OMITTED AND

FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

P.A. No. 1980	SA-25

Advance Payments and Permitted Transactions

BOEING PROPRIETARY